UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2021

Biogen Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142
(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.0005 par value	BIIB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Exchange Offers and Cash Offers

On February 16, 2021, Biogen Inc. (the “Company”) completed (a) its previously announced private offer to exchange (the “Exchange Offer”) any and all of its validly tendered and not validly withdrawn outstanding 5.200% Senior Notes due 2045 (the “Old Notes”) for a new series of the Company’s 3.250% Senior Notes due 2051 (the “New Notes”) and cash, and (b) its previously announced offer to purchase (the “Cash Offer” and, together with the Exchange Offer, the “Offers”) its validly tendered and not validly withdrawn Old Notes for cash.

An aggregate principal amount of $624,567,000.00 of Old Notes was validly tendered and accepted in the Exchange Offer, and an aggregate principal amount of $8,907,000.00 of Old Notes was validly tendered and accepted for purchase in the Cash Offer. All of the Old Notes accepted for exchange or purchase have been cancelled by the Company. Following such cancellations, the aggregate principal amount of $1,116,526,000.00 of Old Notes remains outstanding.

In consideration for the Old Notes that were accepted for exchange by the Company in the Exchange Offer, the Company issued $700,731,000.00 in aggregate principal amount of New Notes and made cash payments of $151,669,850.28 in the aggregate, excluding accrued and unpaid interest on the Old Notes accepted for exchange from the last interest payment date to, but excluding, the settlement date and excluding amounts due in lieu of fractional amounts of New Notes. The terms of the New Notes are set forth in the Third Supplemental Indenture (as defined below).

In consideration for the Old Notes that were accepted for purchase by the Company in the Cash Offer, the Company made cash payments of $12,087,867.84 in the aggregate, excluding accrued and unpaid interest on the Old Notes accepted for exchange from the last interest payment date to, but excluding, the settlement date.

Third Supplemental Indenture and 3.250% Senior Notes due 2051

The New Notes were issued pursuant to an indenture, dated September 15, 2015 (the “Base Indenture”), as supplemented by the Third Supplemental Indenture, dated February 16, 2021 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank National Association, as trustee.

The New Notes bear interest at a rate of 3.250% per year and will mature on February 15, 2051. Interest on the New Notes is payable on February 15 and August 15 of each year, beginning on August 15, 2021.

The New Notes are the Company’s senior unsecured obligations. The New Notes may be redeemed at the Company’s option at any time at 100% of the principal amount plus accrued interest and, until a specified period before maturity, a specified make-whole amount. The New Notes contain a change-of-control provision that, under certain circumstances, may require the Company to offer to purchase the New Notes at a price equal to 101% of the principal amount plus accrued and unpaid interest to the date of repurchase.

The Indenture contains certain covenants, events of default and other customary provisions, including covenants that limit our ability and the ability of our subsidiaries to issue, assume or guarantee debt secured by certain property, enter into certain sale and leaseback transactions and consolidate, merge or transfer all or substantially all of our assets and the assets of our subsidiaries on a consolidated basis. Other than the maturity date, the interest rate, the interest payment and record dates and the redemption provisions, the terms of the New Notes are identical in all material respects to the provisions governing the Old Notes.

The offer and issuance of the New Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), under any other federal, state or other local law pertaining to the registration of securities or with any securities regulatory authority of any state or other jurisdiction. The New Notes may not be offered or sold except pursuant to registration or an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state or other securities laws. This Current Report on Form 8-K is not an offer to sell or buy or a solicitation of an offer to buy or sell any of the securities described herein and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

The Third Supplemental Indenture is attached hereto as Exhibit 4.2 and is incorporated herein by reference. The Base Indenture, included as Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed on September 16, 2015, is incorporated herein by reference. The description of the Indenture is a summary only and is qualified in its entirety by the terms of the Indenture.

Registration Rights Agreement

In connection with the issuance of the New Notes, the Company entered into a Registration Rights Agreement, dated February 16, 2021 (the “Registration Rights Agreement”) with Deutsche Bank Securities Inc. and Citigroup Global Markets, Inc.

Pursuant to the Registration Rights Agreement, the Company has agreed to use commercially reasonable efforts (i) to file an exchange offer registration statement to exchange the New Notes for registered notes containing terms substantially identical to the New Notes (the “Exchange Notes”), except that the Exchange Notes will not be subject to transfer restrictions or any increase in annual interest rate, and (ii) if the Company determines that a registered exchange offer is not available or other specified circumstances occur, to have a shelf registration statement declared effective providing for resales of the New Notes. If the Company fails to satisfy the foregoing obligations under the Registration Rights Agreement within specified periods, it will be required to pay additional interest to the holders of the New Notes under certain circumstances.

A copy of the Registration Rights Agreement is filed as Exhibit 4.5 hereto and is incorporated herein by reference. The description of the Registration Rights Agreement is a summary only and is qualified in its entirety by the terms of the Registration Rights Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated September 15, 2015, between Biogen Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on September 16, 2015).

4.2	Third Supplemental Indenture, dated February 16, 2021, between Biogen Inc. and U.S. Bank National Association.

4.3	Form of 3.250% Senior Notes due 2051, in the form of a Global Note bearing a private placement legend.

4.4	Form of 3.250% Senior Notes due 2051, in the form of a Global Note bearing a Regulation S legend.

4.5	Registration Rights Agreement, dated February 16, 2021, between Biogen Inc. and Deutsche Bank Securities Inc. and Citigroup Global Markets, Inc. with respect to the 3.250% Senior Notes due 2051.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGEN INC.

By:	/s/ Michael Dambach
Name:	Michael Dambach
Title:	Vice President, Treasurer

Dated: February 16, 2021